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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

April 25, 2003
Date of Report (Date of Earliest Event Reported)

FIRST COMMUNITY BANCORP
(Exact Name of Registrant as Specified in Charter)

CALIFORNIA
(State or Other Jurisdiction of Incorporation)

00-30747	33-0885320
(Commission File Number)	(IRS Employer Identification No.)

6110 El Tordo
PO Box 2388
Rancho Santa Fe, California 92067
(Address of Principal Executive Offices)

(858) 756-3023
(Registrant's Telephone Number, including Area Code)

        The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 9 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of First Community Bancorp ("First Community" or the "Company") under the Securities Act of 1933, as amended.

Item 7.    Financial Statements and Exhibits.

Exhibit 99.1    Update on the Company's earnings for the first quarter of 2003 and its proposed acquisition of Verdugo Banking Company.

Item 9.    Regulation FD Disclosure

        On April 25, 2003, Matthew P. Wagner, President and Chief Executive Officer of First Community Bancorp, responded to questions on the Company's earnings for the first quarter of 2003 and its proposed acquisition of Verdugo Banking Company from Gary B. Townsend of Friedman Billings Ramsey during a telephone conversation. A summary of Mr. Wagner's responses is included in Exhibit 99.1.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated: April 29, 2003
FIRST COMMUNITY BANCORP
	By:	/s/ JARED M. WOLFF Name: Jared M. Wolff Title: Executive Vice President, General Counsel and Secretary

Exhibit Index

Exhibit Number	Description
99.1	Update on the Company's earnings for the first quarter of 2003 and its proposed acquisition of Verdugo Banking Company.

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Item 7. Financial Statements and Exhibits.
Item 9. Regulation FD Disclosure
SIGNATURE
Exhibit Index